UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2024

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1910 Opdyke Court, Auburn Hills, MI	48326
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

SPAR Group, Inc. (“SGRP” or the “Corporation”, and together with its subsidiaries, the “Company”, “SPAR” or “SPAR Group”) has listed its shares of common stock, par value $0.01 (“Common Stock”) for trading through the Nasdaq Stock Market LLC (“Nasdaq”) under the trading symbol “SGRP” and periodically files reports with the Securities and Exchange Commission (“SEC”). Reference is made to  SGRP’s 2023 Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on April 1, 2024, and SGRP’s First Amendment to the 2023 Annual Report on Form 10-K/A for the year ended December 31, 2023, as filed with the SEC on April 30, 2024 (as so amended, the “Annual Report”);  and (b) SGRP’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (each an “SEC Report”).

Introductory Note

This Current Report on Form 8-K is being filed in connection with the transactions contemplated by the previously announced, Agreement and Plan of Merger (the “Merger Agreement”), dated August 30, 2024, by and among the Corporation, Highwire Capital, LLC, a Texas limited liability company (“Parent”), and Highwire Merger Co. I, Inc., a Delaware corporation and a wholly owned subsidiary of Parent.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.07.

The Corporation held a special meeting of stockholders at 12:00 PM (noon), Eastern Time on October 25, 2024 (the “Special Meeting”). At the Special Meeting, the Corporation’s stockholders voted on three proposals as set forth below, each of which was described in detail in the Company’s definitive proxy statement, dated October 2, 2024 (the “Proxy Statement”). The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each proposal voted upon are set forth below.

As of the close of business on the record date for the Special Meeting, which was October 1, 2024, there was 23,448,675 shares of Common Stock, outstanding and entitled to vote at the Special Meeting. A total of 11,905,347 shares of Common Stock, representing 50.8% of the shares of Common Stock outstanding as of the record date for the Special Meeting, were represented in person or by proxy and entitled to vote at the Special Meeting, and constituted a quorum to conduct business at the Special Meeting.

1.	The Merger Proposal: The approval of a proposal to adopt and approve the Merger Agreement and the transactions contemplated thereby, including the Merger.

The Merger Proposal was approved as set forth below:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
11,891,675	12,498	1,174	-

2.
The Adjournment Proposal: To adjourn the Special Meeting to a later date or dates if necessary to solicit additional proxies if there are insufficient votes to adopt and approve the Merger Agreement and the transactions contemplated thereby, including the Merger.

The Adjournment Proposal was approved as set forth below:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
11,276,713	34,161	594,473	-

In light of the approval of the Merger Proposal, the Adjournment Proposal was rendered moot and not acted upon at the Special Meeting.

3.
The Compensation Proposal: The approval, on a non-binding, advisory basis, of certain compensation that will or may become payable to the Company’s named executive officers in connection with the Merger.

The Compensation Proposal was approved as set forth below:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
11,019,540	114,635	771,172	-

Item 8.01. Other Events.

On October 25, 2024, the Corporation issued a press release announcing the results of the Special Meeting, a copy of which is filed herewith as Exhibit 99.1 and is incorporated into this Current Report on Form 8-K by reference in its entirety.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release, dated October 25, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: October 25, 2024
By:	/s/Michael R. Matacunas
Michael R. Matacunas, President & CEO